SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
         Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the
                                         Commission Only (as permitted
                                         by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
     Rule 14a-12

                        DATRON SYSTEMS INCORPORATED
----------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

         -------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         -------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         -------------------------------------------------------------

     5)  Total fee paid:

         -------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ------------------------------------
     2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------
     3)  Filing Party:

         --------------------------------------
     4)  Date Filed:

         --------------------------------------

                  DATRON SYSTEMS INCORPORATED


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
       TO BE HELD WEDNESDAY, AUGUST 5, 1998 AT 11:00 A.M.


To the Stockholders of Datron Systems Incorporated:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of DATRON SYSTEMS INCORPORATED will be held at the Company's headquarters at 304 Enterprise Street, Escondido, California on August 5, 1998 at 11:00 A.M. for the following purposes:

                    1. To elect eight directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified; and

                    2. To transact any other business that properly comes before the meeting and any adjournments thereof.

     Only stockholders of record at the close of business on June 15, 1998 are entitled to notice of, and to vote at, the meeting and any adjournments and postponements thereof.

                              By Order of the
                              Board of Directors


                              Victor A. Hebert
                              Secretary
Escondido, California
July 8, 1998

----------------------------------------------------------------------

               WHETHER OR NOT YOU PLAN TO ATTEND THE
          MEETING, PLEASE SIGN AND RETURN THE ACCOMPANYING
          PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED
          POSTPAID ENVELOPE.
----------------------------------------------------------------------

                  DATRON SYSTEMS INCORPORATED

                         -------------

                        PROXY STATEMENT


To the Stockholders of Datron Systems Incorporated:

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Datron Systems Incorporated, a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders and any adjournments and postponements thereof (the "Annual Meeting") to be held at 11:00 a.m. on Wednesday, August 5, 1998, at the Company's principal executive offices. The Company's principal executive offices are located at 304 Enterprise Street, Escondido, California 92029; the Company's telephone number is
(760) 747-3734.

     Only stockholders of record as of the close of business on June 15, 1998 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, 2,679,284 shares of the Company's common stock, $0.01 par value, (the "Common Stock") were outstanding. Holders of Common Stock are entitled to one vote for each share of Common Stock held.

     Any stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its use. A proxy can be revoked (i) by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or (iii) by voting in person at the Annual Meeting. Attendance at the Annual Meeting alone will not revoke a proxy.

     A stockholder who abstains from voting on any or all matters will be deemed present at the meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the stockholder has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and/or does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters.

     The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to the Company's stockholders is July 8, 1998. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone or facsimile. Costs of solicitation will be borne by the Company.

       PROPOSAL 1 - NOMINATION AND ELECTION OF DIRECTORS

     Nominees
     --------

     Eight directors are to be elected at the Annual Meeting to serve until the next annual meeting and until their respective successors are elected and qualified. The Company will nominate the eight incumbent directors. All of these directors were elected at the Company's last annual meeting with the exception of Mr. Copple and Mr. Preston, who were elected by the Board on February 10, 1998. Mr. Richard W. Pershing retired as Chairman of the Board and resigned his directorship on March 31, 1998. If any nominee is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected. Proxies received will be voted "FOR" the election of the nominees named below unless marked to the contrary. Pursuant to applicable Delaware law, assuming the presence of a quorum, eight directors will be elected from among those persons duly nominated for such positions by a plurality of the votes actually cast by stockholders entitled to vote at the meeting who are present in person or by proxy. Thus, the eight nominees who receive the highest number of votes in favor of their election will be elected, regardless of the number of abstentions or non-votes.

     The following table sets forth certain information regarding each nominee as of June 18, 1998.

                                                      Common Stock
                                Positions with        Beneficially    Percentage
      Name          Age          the Company           Owned<F1><F2>   Ownership
-----------------   ---     ---------------------     ------------    ----------


David A. Derby      56      Chairman of the Board,       98,637          3.6%
                            President, Chief
                            Executive Officer,
                            Director

Kent P. Ainsworth   52      Director                     13,700          0.5%

Michael F. Bigham   40      Director                      3,300          0.1%

Adrian C. Cassidy   82      Director                     19,350<F3>      0.7%

John R. Copple      43      Director                          -            -

William A. Preston  62      Director                      5,000          0.2%

Peter F. Scott      71      Director                     11,372<F4>      0.4%

Robert D. Sherer    62      Director                      8,700          0.3%

------------------------

[FN]
<F1> Assumes the exercise of all outstanding options held by such person to the extent exercisable on or before August 5, 1998 and that no other person has exercised any outstanding options. Includes 30,750, 8,300, 3,300, 8,300, 8,300 and 8,300 shares subject to options held by Messrs. Derby, Ainsworth, Bigham, Cassidy, Scott and Sherer, respectively.

<F2> The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the other footnotes to this table.

<F3> Includes 11,050 shares owned by a trust of which Mr. Cassidy is a co-trustee and a beneficiary.

<F4> Includes 3,072 shares owned by a trust of which Mr. Scott is a co-
trustee and a beneficiary.

     Business Experience of the Nominees
      -----------------------------------

     David A. Derby has been a director, President and Chief Executive Officer of the Company since May 1982. Mr. Derby was elected Chairman of the Board effective April 1, 1998. He also was President of the Company's wholly owned subsidiary, Datron World Communications Inc. (formerly known as Trans World Communications, Inc.), from March 1993 through March 1995 and was President of its other wholly owned subsidiary, Datron/Transco Inc., from August 1997 until March 1998.
He has been a director of AML Communications, Inc. since December
1995.

     Kent P. Ainsworth has been a director of the Company since May 1985. Since April 1996, he has been Executive Vice President and Chief Financial Officer of U.R.S. Corporation. From January 1991 until April 1996 he was Vice President and Chief Financial Officer of U.R.S. Corporation. From October 1987 through February 1990, he was Chief Financial Officer of Di Giorgio Corporation.

     Michael F. Bigham has been a director of the Company since May 1996. Since July 1, 1996, he has been President and Chief Executive
Officer of Coulter Pharmaceutical Inc.   He served as Executive Vice
President of Operations from April 1994 to June 1996 and Chief Financial Officer from April 1989 to June 1996 at Gilead Sciences, Inc., a biotechnology company. While at Gilead, he also served as Vice President of Corporate Development from July 1988 to March 1992. He was Co-head of Healthcare Investment Banking for Hambrecht & Quist LLC, an investment banking firm, where he was employed from 1984 to 1988. He has been a director of LJL Biosystems, Inc. since April 1997 and a director of Coulter Pharmaceutical Inc. since June 1996.

     Adrian C. Cassidy has been a director of the Company since September 1984. He is presently a director of Clemente Global Growth Fund, Inc. and First Philippine Fund, Inc., positions he has held since 1987 and 1989, respectively. From June 1986 to April 1990, he was senior marketing executive for Discount Corporation of New York
Advisors.   He was a director of Basic American Foods, Inc. from 1979
to 1988.  He also works as a financial consultant.

     John R. Copple became a director in February 1998.   Since
December 1995, he has been Chief Executive Officer of Space Imaging EOSAT. He previously was employed by E-Systems, Inc., where he served as Vice President, Financial Operations from May 1994 to December 1995, Vice President, Finance and Quality from August 1991 to May 1994, and Controller, Garland Division from October 1988 to August 1991.

     William A. Preston became a director in February 1998. Since 1977, he has been Chairman and Chief Executive Officer of APM, Inc. He was a director of Pacific Scientific Corporation from 1979 to January 1998, and has been a director of MATSI Inc. since 1988.

     Peter F. Scott has been a director of the Company since September 1984. From July 1992 to October 1993, he was President and Chief Executive Officer of Blue Shield of California. He was a director, President, Chief Executive Officer and Chairman of Di Giorgio Corporation from 1974, 1980, 1982 and 1984, respectively, through February 1990.

     Robert D. Sherer has been a director of the Company since May 1989. He is the President and owner of Quality Concepts, Inc., which he founded in 1986. From 1959 to 1984 he was employed by A.M.
International, where his last position was National Vice President of Sales.

     All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified. There are no family relationships between any directors or executive officers of the Company.

     Meetings and Committees of the Board
      ------------------------------------

     Regular meetings of the Board are generally held on a quarterly basis, while special meetings are called when necessary. The Board held six meetings during the fiscal year ended March 31, 1998 ("Fiscal 1998"). During Fiscal 1998, each incumbent director attended 75% or more of the meetings of the Board and of Board committees on which such director served with the exception of Mr. Scott, who attended 69% of such meetings. Mr. Copple and Mr. Preston attended 100% of Board meetings held after they became directors. Each director who is not an employee of the Company receives an attendance fee of $1,000 for each meeting of the Board and $500 for each meeting of any committee on which the director serves and an annual retainer of $5,000.

     The Board presently has three standing committees, the Audit
Committee the Compensation Committee and the Executive Committee.

     Audit Committee

     During Fiscal 1998, the Audit Committee consisted of Messrs. Ainsworth, Scott and Sherer. This committee consults with the Company's auditors concerning their auditing plan, the results of their audit, the appropriateness of accounting principles utilized by the Company and the adequacy of the Company's general accounting controls. This committee met two (2) times during Fiscal 1998.

     Compensation Committee

     During Fiscal 1998, the Compensation Committee consisted of Messrs. Ainsworth, Cassidy and Scott. The function of the Compensation Committee is to recommend to the Board of Directors the salary and bonus levels of officers and directors of the Company and to administer the Company's 1985 Stock Option Plan, the Company's 1995 Stock Option Plan (collectively, the "Stock Option Plans") and the Employee Stock Purchase Plan. The Compensation Committee met five (5) times during Fiscal 1998.

     Executive Committee

     The Executive Committee was formed in March 1998 and consists of Messrs. Ainsworth, Bigham, Derby and Preston. The function of the Executive Committee is to provide strategic direction to the Company. This Committee held its first meeting in April 1998.

                     EXECUTIVE COMPENSATION

     Summary Compensation Table

     The following table sets forth information regarding the compen sation for services in all capacities paid or accrued for the Fiscal Years indicated by the Company (a) to the Chief Executive Officer of the Company and (b) to the two other executive officers of the Company whose combined salary and bonuses exceeded $100,000 for Fiscal 1998. No other executive officer of the Company received salary and bonus of more than $100,000 during Fiscal 1998.

================================================================================

                                 Annual Compensation      Long-Term
                                                         Compensation
                                -----------------------  -----------
                                                            Awards
                                                         -----------
                                              Other    Securities    All
                  Fiscal                      Annual   Underlying   Other
 Name and          Year                       Compen-   Options/   Compen-
 Principal         Ended     Salary   Bonus  sation<F1>  SARs<F2>  sation<F3>
 Position         March 31,   ($)      ($)      ($)         (#)      ($)
----------------  ---------  -------  -----   --------   --------  ----------

David A. Derby,    1998      249,999    0      2,269      25,000   10,111
President and      1997      249,995    0      2,250           0   21,804
Chief Executive    1996      249,995    0      1,463           0      362
Officer
-------------------------------------------------------------------------------
Richard W.         1998      119,999    0      2,144           0    8,183
Pershing,          1997      119,995    0      2,730           0   18,192
Chairman of        1996      119,995    0      1,931           0      778
the Board
-------------------------------------------------------------------------------
William L.         1998      138,307    0        564      30,000    8,097
Stephan, Vice      1997      135,371    0        329           0   20,024
President,         1996      130,000    0      1,332           0      753
Chief Financial
Officer and
Treasurer
================================================================================

[FN]
<F1> Amounts paid under an arrangement by which the Company reimburses officers of the Company for medical expenses not paid for under the Company's regular health insurance plan.

<F2> Options granted were ISOs with a term of ten years.  The options vest in substantially equal portions at the end of the first, second and third years following the date of grant. See "Fiscal 1998 Option Grants" for other material terms.

<F3> Represents contributions to the Company's Non-Qualified
     Supplemental Executive Profit Sharing Plan and earnings accrual under that plan.


     Fiscal 1998 Option Grants
      -------------------------

     The following table sets forth information relating to options granted during Fiscal 1998 to the Company's Chief Executive Officer and each of its other two most highly compensated executive officers whose salary and bonus compensation from the Company exceeded $100,000 during Fiscal 1998. In addition, and in accordance with the rules of the Securities and Exchange Commission, the table shows hypothetical gains or "option spreads" that would exist for such options based on assumed rates of annual compound stock price appreciation of 5% and 10% per year from the date the options were granted over the full option term.

================================================================================
                                                                Potential
                                                                Realizable
                                                              Value at Assumed
                                                               Annual Rates
                                                              of Stock Price
                       Individual Grants                     Appreciation for
                                                              Option Term<F1>
            ----------------------------------------------   -----------------
                          Percent
                          of Total
                          Options
             Number of   Granted to
            Securities    Employees
            Underlying       in     Exercise   Expiration
           Options/SARs    Fiscal    or Base    Date of       5% per   10% per
Name        Granted<F2>   Year<F3>    Price     Option          year     year
---------  ------------   --------  --------  ------------   -------   -------

David A.       25,000       15%      $9.25    May 18, 2007    $145,432  $368,553
Derby,CEO

Richard W.           0        -           -               -           -         -
Pershing

William L.     10,000        6%      $9.25    May 18, 2007     $58,173  $147,421
Stephan

William L.     20,000       12%      $8.125   March 22, 2008  $102,195  $258,983
Stephan
================================================================================

[FN]
<F1> The amounts represent certain assumed rate of appreciation over the exercise price per share. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on future performance of the Common Stock. There can be no assurance that any of the values reflected in the table will be achieved.

<F2> For a description of the material terms of the options, see footnote (2) to the Summary Compensation Table.

<F3> Based on the total number of options granted during Fiscal 1998.

     Fiscal Year 1998 Aggregated Option Exercises in Last Fiscal
     Year and
     Fiscal Year-End Option Values

     The following table sets forth information with respect to the options held at the end of Fiscal 1998 by the Company's Chief
Executive Officer and both of the other executive officers named in the Summary Compensation Table.

======================================================================================
                                                                  Value of Unexercised
                                              Number of           In-the-Money Options/
                                             Unexercised              SARs at Fiscal
                      Shares                Options/SARs at            Year-End<F1>
                     Acquired              Fiscal Year-End (#)             ($)
                       on        Value     ---------------------  ---------   ---------
                     Exercise  Realized    Exerci-    Unexerci-    Exerci-    Unexerci-
     Name              (#)       ($)        sable       sable       sable     sable
-------------------  --------  --------    -------    ----------   -------    ---------

David A. Derby, CEO     0         0        22,500       25,000      3,938         0
Richard W. Pershing   5,000     12,188        0            0           0          0
William L. Stephan      0         0        20,000       30,000         0       2,500

======================================================================================

[FN]
<F1> Market value of the underlying securities at fiscal year-end minus the exercise price of "in the money" options.

     Employment Contracts and Indemnification Agreements
      ---------------------------------------------------

     Employment Contracts

     The Company has an employment agreement with Mr. Derby (the "Agreement") providing for Mr. Derby's services as President and Chief Executive Officer of the Company pursuant to which he is currently paid at an annual salary of $250,000, with vacation, holidays, insurance and other benefits permitted under policies established by the Board. The Agreement provides that, upon an assignment of the Agreement by the Company, Mr. Derby has the right to terminate the Agreement if any successor entity is not acceptable to him. The Agreement will expire upon notice not less than two years from its next anniversary date, unless sooner terminated under terms of the Agreement. The Company may terminate the Agreement if Mr. Derby commits any material act of dishonesty in the discharge of his duties.

     Indemnification Agreements

     Mr. Derby and both of the other executive officers identified in the Summary Compensation Table (as well as the Company's other officers and directors) are parties to Indemnification Agreements with the Company in substantially the form approved by the stockholders at the 1992 Annual Meeting.

     Loans
      -----

     In 1988, the Company established the Key Employee Stock Purchase Plan to assist key employees in acquiring an equity stake in the Company. Pursuant to the plan, Mr. Derby has been loaned money by the Company to acquire shares of the Company's Common Stock. Mr. Derby has outstanding a full recourse promissory note in the original principal amount of $164,000 payable to the Company on April 10, 1999, the proceeds of which he used to acquire 25,000 shares of Common Stock on April 11, 1988.

     In June 1995, Mr. Derby exercised an incentive stock option to acquire 15,000 shares of Common Stock granted to him under the 1985 Stock Option Plan. As partial payment for the exercise price, Mr. Derby was loaned $80,000 by the Company and he executed a full recourse promissory note in the same amount payable to the Company on June 11, 1998. The maturity date of that note was extended to June 11, 2001 by the Compensation Committee at its May 27, 1998 meeting.

     Compensation Committee Report on Executive Compensation
      -------------------------------------------------------

     Set forth below is a report of the Compensation Committee with respect to the Company's compensation policies during Fiscal 1998 as they affect the Company's Chief Executive Officer and the Company's other executive officers.

     Compensation Policies For Executive Officers

     The Company's compensation policies for its executive officers are designed to provide compensation levels that are competitive with those of other similar companies, thereby permitting the Company to attract and retain qualified executives. More specifically, the Company's compensation policies aim, through a combination of base salary, annual bonus and equity-based compensation, to motivate executive officers to meet the Company's annual and long-range business objectives, thereby enhancing stockholder value. The cumulative effect of the Company's compensation policies for executive officers is to tie such compensation closely to the Company's performance. Because the Company incurred a net loss in Fiscal 1998, there were no cash bonuses awarded to the executive officers during the year.

     Each of the Company's executive officers receives a base salary. The Company sets base salary for executive officers based upon a number of factors, including the particular qualifications of the executive, levels of pay for similar positions at public and private companies of comparable size and in comparable businesses to those of the Company, the degree to which the executive can help the Company achieve its goals, and direct negotiation with the executive.

     At present, the annual base salary of Mr. Derby as Chief Executive Officer is $250,000. His base salary has not changed since Fiscal 1995. The Company incurred net losses in Fiscal 1996 and Fiscal 1998 and low net income in Fiscal 1997. Because financial performance was below Company objectives for those three fiscal years, the Compensation Committee believes salary increases were not appropriate.

     An important element of the Company's compensation for executive officers are bonuses which are tied closely to the Company's annual financial results. The executive officers named in the Summary Compensation Table participate in three bonus plans. The first of these is the Company's Qualified Employee Profit Sharing Plan (the "Qualified Plan"). The Qualified Plan provides employees with supplemental retirement benefits through a plan treated favorably for tax purposes. The Qualified Plan reflects the belief that some portion of all employees' compensation should be tied to the performance of the Company in order to provide a sound incentive to enhance that performance and to keep the Company's compensation policies competitive with those of other similar companies. All employees of the parent company, Datron Systems Incorporated, are eligible to participate in the Qualified Plan beginning on the April 1 following their date of employment. Annual contributions to the plan are determined by the Board. There were no contributions to the Qualified Plan during Fiscal 1998. Participant accounts in the Qualified Plan vest over a seven-year period beginning after three years of service.

     The second bonus plan is the Company's Non-Qualified Supplemental Executive Profit Sharing Plan (the "Non-Qualified Plan"). The Non-Qualified Plan was established to provide the executive officers named in the Summary Compensation Table with retirement benefits in excess of those permitted by the Qualified Plan. The benefits provided by the Non-Qualified Plan are in the form of deferred compensation, which is not treated favorably for tax purposes. The Non-Qualified Plan is designed to supplement retirement benefits provided by the Qualified Plan, which are limited by federal regulation and which the Compensation Committee believes are not competitive with other similar companies. The Board determines which executive officers are eligible to participate in the Non-Qualified Plan and the amount of annual contributions. There were no contributions to the Non-Qualified Plan in Fiscal 1998, but earnings accruals were $10,111 for Mr. Derby, $8,183 for Mr. Pershing and $8,097 for Mr. Stephan. Participant accounts in the Non-Qualified Plan vest over a seven-year period beginning after three years of service.

     The individuals identified in the Summary Compensation Table are also participants in the Company's Key Employee Incentive Plan (the "Key Employee Plan"). The Key Employee Plan further ties key executive compensation to Company financial performance by providing a bonus to be allocated among designated employees selected by the Board, upon recommendation by the Compensation Committee, after pre-determined profit goals and other criteria have been reached and after provision for the Qualified Plan and the Non-Qualified Plan. Income and profit goals for the Key Employee Plan, and associated contributions to the bonus pool, are determined annually by the Board. There were no contributions to the Key Employee Plan during Fiscal 1998.

     The fourth element in the Company's executive officer compensation package is equity-based compensation. The Compensation Committee believes that by providing executive officers with an equity interest in the Company those officers are provided with additional incentives to work to maximize stockholder value over the long term. Such incentives have been provided principally by the granting of options under the Company's 1995 Stock Option Plan, which was approved by the stockholders at the 1995 Annual Meeting. Under the 1995 Stock Option Plan, options vest over a three-year period and are designed to encourage officers to continue in the employ of the Company. As such, they provide a longer term incentive than do the annual bonus plans. In Fiscal 1998, the Compensation Committee granted 25,000 incentive stock options to Mr. Derby and 30,000 incentive stock options to Mr. Stephan under the 1995 Stock Option Plan.

     CEO Compensation

     Mr. Derby has been President and Chief Executive Officer of the Company since 1982. Mr. Derby's base salary for Fiscal 1998 remained at $250,000 pursuant to his employment agreement. Mr. Derby's participation in the Company's Qualified Plan, Non-Qualified Plan and Key Employee Plan, pursuant to which his bonus is determined, provides an incentive to maximize Company profitability on an annual basis. Through his equity ownership in the Company, consisting of 67,887 shares of Common Stock and options to purchase 47,500 shares of Common Stock (and his participation in the Employee Stock Purchase Plan), Mr. Derby shares with the other stockholders of the Company a significant stake in the long-range success of the Company's business.

     COMPENSATION COMMITTEE
      ----------------------
     Kent P. Ainsworth
     Adrian C. Cassidy
     Peter F. Scott

     Compensation Committee and Insider Participation
      ------------------------------------------------

     As noted above, during Fiscal 1998 executive compensation policy was set by the Compensation Committee. Each member of the Compensation Committee is a non-employee director of the Company.

                 COMPARATIVE STOCK PERFORMANCE
                 ----------------------------


     Set forth below are line graphs which illustrate for the purpose of comparison the percentage change in the cumulative total stockholder return on the Company's Common Stock from March 31, 1993 through March 31, 1998 with the percentage change in the cumulative total return over the same period on (i) the CRSP Index for the NASDAQ Stock Market - U.S. Companies, and (ii) the CRSP Index for the NASDAQ Stock Market - U.S. Communications Equipment Companies. This graph assumes an initial investment of $100 in each of the Company's Common Stock, the CRSP Index for the NASDAQ Stock Market - U.S. Companies and the CRSP Index for the NASDAQ Stock Market - U.S. Communications Equipment Companies on March 31, 1993 and that all dividends, if any, were reinvested.


              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
      AMONG DATRON SYSTEMS INCORPORATED, CRSP NASDAQ-U.S. COMPANIES
        AND CRSP NASDAQ - U.S. COMMUNICATIONS EQUIPMENT COMPANIES
                            [GRAPH APPEARS HERE]

Measurement Period
(Fiscal Year Covered)
---------------------

                                                           CRSP Nasdaq - U.S.
                                           CRSP Nasdaq -    Communications
Measurement            Datron Systems          U.S.          Equipment
Point                   Incorporated        Companies        Companies


FYE 3/31/93                 $100               $100            $100
FYE 3/31/94                 $203               $108            $136
FYE 3/31/95                 $250               $120            $183
FYE 3/31/96                 $250               $163            $267
FYE 3/31/97                 $192               $181            $243
FYE 3/31/98                 $174               $275            $317

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of June 19, 1998 certain information concerning (a) each person known to the Company to own beneficially more than 5% of the Common Stock, (b) each of the executive officers named in the Summary Compensation Table, and
(c) all directors and executive officers as a group.


      Name/Address                          Shares of
   of Beneficial Owner                   Common Stock<F1>      % of Class
----------------------------             ----------------      ----------

Heartland Advisors, Inc.                    638,900<F2>        23.8%
  790 North Milwaukee Street
  Milwaukee, WI  53202
Dimensional Fund Advisors                   165,604<F3>         6.2%
  1299 Ocean Avenue
  11th Floor
  Santa Monica, CA  90401
Kennedy Capital Management                  159,145             5.9%
  10829 Olive Boulevard
  St. Louis, MO 63141
Shufro, Rose & Ehrman                       148,500             5.5%
  745 Fifth Avenue
  New York, NY 10151-0108
David A. Derby                               98,637<F4>         3.6%
Richard W. Pershing                          21,168             0.8%
William L. Stephan                           24,765<F4>         0.9%
All directors and executive officers        205,992<F4>         7.4%
as a group (10 persons)



[FN]
<F1> Information with respect to beneficial ownership is based upon information furnished by each stockholder or contained in filings made with the Securities and Exchange Commission.

<F2> The shares of common stock are held of record in various investment advisory accounts of Heartland Advisors, Inc.
     ("Heartland"), including 250,000 shares held by the Heartland Value Fund. Heartland has sole voting and dispositive power as to 69,000 shares and sole dispositive, but no voting power as to 569,900 shares.

<F3> Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 165,604 shares of the Company's Common Stock as of June 15, 1998, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

<F4> Includes 30,750 and 23,300 shares obtainable upon the exercise of stock options held by Messrs. Derby and Stephan, respectively.



                 INDEPENDENT PUBLIC ACCOUNTANTS
                 ------------------------------

     Deloitte & Touche LLP has acted as the Company's independent auditors since March 1983. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.


                 ANNUAL REPORT TO STOCKHOLDERS
                 -----------------------------

     The Company's Annual Report to Stockholders for the year ended March 31, 1998, containing the audited consolidated balance sheets as of March 31, 1998 and March 31, 1997 and the related consolidated statements of income, stockholders' equity and cash flows for each of the past three fiscal years, is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting.


                     STOCKHOLDER PROPOSALS
                     ---------------------

     The Company will, in future proxy statements of the Board, include stockholder proposals complying with the applicable rules of the Securities and Exchange Commission and any applicable state laws. In order for a proposal by a stockholder to be included in the proxy statement of the Board relating to the Annual Meeting of Stockholders to be held in 1999, the proposal must be received in writing by the Secretary of the Company no later than March 10, 1999.


                         OTHER MATTERS
                         -------------

     The Board knows of no other matters that will be presented at the Annual Meeting. If, however, any matter is properly presented at the Annual Meeting, the proxy solicited hereby will be voted in accordance with the judgment of the proxyholders.

                        By Order of the Board of Directors



                        Victor A. Hebert
                        Secretary

Escondido, California
July 8, 1998



YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTPAID ENVELOPE.

                          DATRON SYSTEMS INCORPORATED

                                 PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) DAVID A. DERBY and WILLIAM L. STEPHAN, or either one of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote as designated below, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of DATRON SYSTEMS INCORPORATED which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders to be held on August 5, 1998, and at any adjournments or postponements thereof.

   (Continued, and to be marked, dated and signed, on the other side)






----------------------------------------------------------------------

Please mark your vote as indicated in this example [X]

1.  To elect as director, David A. Derby, Kent P. Ainsworth, Michael
  F. Bigham, Adrian C. Cassidy, John R Copple, William A. Preston, Peter F. Scott and Robert D. Sherer.

     FOR all nominees listed (except as indicated below)    [   ]
     WITHOLD AUTHORITY to vote (as to all nominees)         [   ]

     To withhold authority to vote for one or more individual nominees, write such name(s) on the line provided below:


      ----------------------------------------------------------------



This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES OR PROPOSALS LISTED ABOVE. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE.

(Signature)               (Signature)             Date          ,1998
           ---------------           -----------        --------

Please date and sign exactly as name(s) appear(s) hereon. If shares are held jointly, each holder must sign. Please give full title and capacity in which signing if not signing as an individual.